UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2008

RODMAN & RENSHAW CAPITAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33737	84-1374481
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1251 Avenue of the Americas, New York, New York	10020
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (212) 356-0500

1270 Avenue of the Americas, New York, New York 10020
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On July 22, 2008, John W. Chambers resigned from Rodman & Renshaw, LLC, a wholly owned subsidiary of the Registrant, following the termination by the company of his at-will employment agreement.

* * * * *

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rodman & Renshaw Capital Group, Inc.

Dated:	July 25, 2008	By:	/s/ Michael Lacovara
Michael Lacovara
Chief Executive Officer